服务费支付协议
Service Fee Payment Agreement

本服务费支付协议（下称"本协议"）由以下双方于　年　月　日在中国黑龙江省齐齐哈尔市签署。
This Service Fee Payment Agreement (this "**Agreement**") is made and entered into by and between the following Parties on ____, ____ in Qiqihar, Heilongjiang Province, China.

甲方：　齐齐哈尔德利企业管理咨询有限公司
地址：　黑龙江省齐齐哈尔市富拉尔基区科研办事处全合台跃进路北
Party A: Qiqihar Deli Enterprise Management Consulting Co., Ltd.
Address: North Side of Yuejin Road, Quanhetai, R&D Regional, Fulaerji District, Qiqihar, Heilongjiang province, China

乙方：　齐齐哈尔市富尔农艺有限公司
地址：　黑龙江省齐齐哈尔市富拉尔基区科研办事处开发区内纬二路北
Party B: Qiqihar Fuer Agronomy Inc.
Address: North Neiwei Road 2, R&D Regional, Fulaerji District, Qiqihaer, Heilongjiang Province

甲方和乙方以下各称为"一方"，统称为"双方"。
Each of Party A and Party B shall be hereinafter referred to as a "**Party**" respectively, and as the "**Parties**" collectively.

鉴于：
Whereas,

1. 甲方与乙方于2010年3月25日签署了独家业务合作协议；
   Party A and Party B entered into an Exclusive Business Cooperation Agreement on March 25, 2010;

2. 根据独家业务合作协议第1.3 条之约定，双方同意该条项下的服务费双方另行签订的协议中列明的方式确定和支付。
   Under Section 1.3 of the Exclusive Business Cooperation Agreement, the Parties agreed the service fees shall be determined and paid based on the methods set forth in separate agreement to be entered between Party A and Party B.

据此，甲方和乙方经协商一致，达成如下协议：
Now, therefore, Party A and Party B have reached the following agreements through discussion:

1. 服务费计算
   Calculation of service fees

独家业务合作协议第 1.3 条约定的全部服务费之数额，应为乙方于独家业务合作协议有效期内所获得的全部净利润。
The overall service fees to be paid pursuant to Section 1.3 of the Exclusive Business Cooperation Agreement shall be the total amount of Party B's net profits generated during the term of the Exclusive Business Cooperation Agreement.

2. 服务费将按如下方式支付：
Payment of the service fees shall be made as follows:

(1) 年费
Annual Fee

对于甲方向乙方提供的服务与支持，乙方每年向甲方支付人民币 100,000 元作为基本年费（"**年费**"）。该年费应于每年的 12 月 31 日支付。
Party B shall pay to Party A per annum RMB100,000 ("**Annual Fee**") as the basic annual fee for the support and services provided by the Part A. The Annual Fee shall be paid at December 31 annually.

(2) 浮动收费
Floating Fee

除了在本协议之 2(1)条项下的年费之外，乙方亦应向甲方支付浮动收费（"**浮动收费**"）。该浮动收费应为乙方每年的净利润（减去本协议之 2(1)条项下的年费）。甲应于每个财年结束后向乙方发出浮动收费的通知；乙方应在收到该通知后 45 日内支付浮动收费。
In addition to the basic annual fee as provided in Section 2(1) of this Agreement, Party B shall pay to Party A the floating fee ("**Floating Fee**"), which shall be determined by all net profits gained by Party B during each fiscal year (deducting the Annual Fee as set forth in Section 2(1) of this Agreement). Party A will send to Party B a notice specifying the payment of the Floating Fee after each fiscal year; Party B shall pay the Floating Fee to Party A within 45 days upon receiving the notice.

3. 财务核查
Inspection

甲方有权聘请独立审计师对乙方进行财务审计。乙方应提供所有必要的配合，前提是该审计不应干扰乙方的正常经营。
Party A shall have the right to engage independent auditor to conduct financial audit on Party B. Party B shall provide all necessary cooperation for the audit, provided such audit shall not disrupt the normal business of Party B.

4. 其它条款
Micellaneous

对于本协议中未约定的条款，仍适用独家业务合作协议的约定。

For terms not specified in this Agreement, the terms of the Exclusive Business Cooperation Agreement shall apply.

有鉴于此，双方已促使其授权代表于文首所述日期签署了本服务费支付协议。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Service Fee Payment Agreement as of the date first above written.

甲方： 齐齐哈尔德利企业管理咨询有限公司
Party A: Qiqihar Deli Enterprise Management Consulting Co., Ltd.

签署：
By: ______________________
姓名： 高海峰
Name: **Gao Hai Feng**
职务： 总经理
Title: General Manager

乙方： 齐齐哈尔市富尔农艺有限公司
Party B: Qiqihar Fuer Agronomy Inc.

签署：
By: ______________________
姓名： 张立
Name: Zhang Li
职务： 董事长
Title: Director